UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 11, 2016

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 11, 2016, at the 2016 Annual Meeting, the stockholders of Navidea Biopharmaceuticals, Inc. (the “Company”) took the following actions:

(1) Elected Y. Michael Rice and Eric K. Rowinsky, M.D. as Directors of the Company for a term ending at the 2019 Annual Meeting.

The following table shows the voting tabulation for the election of directors:

ACTION	FOR	WITHHELD	BROKER NON-VOTES
Election of Directors: Y. Michael Rice Eric K. Rowinsky, M.D.	30,255,599 30,013,826	7,735,576 7,977,349	73,563,446 73,563,446

(2) Voted to increase the authorized number of shares of the Company from 205,000,000 to 305,000,000, consisting of 300,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value.

The following table shows the voting tabulation for the increase in authorized shares:

ACTION	FOR	AGAINST	ABSTENTIONS
Increase Authorized Shares	80,433,424	26,943,539	4,177,658

(3) Voted to ratify the appointment of Marcum LLP, to act as the Company’s independent registered public accounting firm for 2016.

The following table shows the voting tabulation for the approval of Marcum LLP:

ACTION	FOR	AGAINST	ABSTENTIONS
Ratification of Marcum LLP	108,287,341	1,214,803	2,052,477

Item 8.01	Other Events.

On August 11, 2016, the Company issued a press release announcing the results of the 2016 Annual Meeting. The complete text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Exhibit Description

99.1	Navidea Biopharmaceuticals, Inc. press release dated August 11, 2016, entitled “Navidea Biopharmaceuticals Announces 2016 Annual Meeting Results.”

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, ability to repay debt, the outcome of the CRG litigation, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: August 11, 2016	By:	/s/ Jed A. Latkin
Jed A. Latkin, Interim Chief Operating Officer